UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

Four Leaf Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41646	88-1178935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Park Offices Drive, Suite 300-4133

Research Triangle Park, NC 27713

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 526-1070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	OTC Markets
Class A common stock, par value $0.0001 per share	FORL	OTC Markets
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On March 22, 2023, Four Leaf Acquisition Corporation (the “Company”) consummated its initial public offering (the “Offering”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated March 16, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Continental”). The form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-267399) for the Offering.

On June 22, 2026, at the special meeting of stockholders of the Company (the “Special Meeting”), the Company’s stockholders approved a proposal to amend the Trust Agreement to allow the Company to extend the date by which it must consummate an initial business combination up to twelve (12) times, with each extension comprised of one month, from June 22, 2026 until June 22, 2027, by depositing $75,000 into the Trust Account (the “Trust Account”) maintained by Continental under the Trust Agreement for each one month extension.

The foregoing summary of the amendment to the Trust Agreement is qualified in its entirety by reference to the full text of Amendment No. 1 to the Investment Management Trust Agreement by and between the Company and the Trustee, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On June 22, 2026, the Company’s stockholders approved an amendment to Company’s Second Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination from June 22, 2026 to June 22, 2027, on a month-to-month basis, for up to twelve (12) months. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2026, the Company convened the Special Meeting. As of the close of business on June 11, 2026, the record date for the Special Meeting, there was an aggregate of 2,369,767 shares of the Company’s common stock outstanding (consisting of 1,014,517 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Public Shares”) and 1,355,250 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Public Shares, the “Common Stock”), each of which was entitled to one vote with respect to the proposals presented at the Special Meeting.

A total of 1,898,728 shares of Common Stock, representing approximately 80.12% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on June 12, 2026.

A summary of the proposals presented to and considered by the stockholders of the Company and the voting results at the Special Meeting is set forth below:

Proposal No. 1 – The Extension Amendment Proposal

A proposal to approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Amended Certificate”) in order to provide the Company’s Board of Directors (the “Board”) with the right to extend (the “Extension”) the date by which the Company has to consummate an initial business combination (the “Combination Period”) up to an additional 12 times for one month each time, from June 22, 2026 (the “Current Termination Date”) until June 22, 2027 (the “Amended Termination Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Extension Amendment Proposal”).

Voting Results for Proposal No. 1:

FOR	AGAINST	ABSTAIN
1,897,828	900	0

Proposal No. 2 – The Trust Amendment Proposal

A proposal to amend the Company’s investment management trust agreement, dated March 16, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to allow the Company to extend the Combination Period up to an additional 12 times for one month each time from the Current Termination Date until the Amended Termination Date, by depositing $75,000 into the Trust Account maintained by Continental under the Trust Agreement for each one month extension.

Voting Results for Proposal No. 2:

FOR	AGAINST	ABSTAIN
1,897,828	900	0

Proposal No. 3 – The Redemption Limitation Amendment Proposal

To approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation in order to eliminate from the Current Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Voting Results for Proposal No. 3:

FOR	AGAINST	ABSTAIN
1,897,828	900	0

Proposal No. 4 – The Adjournment Proposal

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals.

Voting Results for Proposal No. 4:

FOR	AGAINST	ABSTAIN
1,897,828	900	0

Redemptions

Stockholders holding 893,090 Public Shares, representing approximately 88.0% of the Public Shares outstanding, exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. Following the redemptions, 121,427 shares of Class A common stock remained outstanding (including 54,210 non-redeemable representative shares).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amendment to Company’s Second Amended and Restated Certificate of Incorporation
10.1	Amendment to Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Date: July 23, 2026	FOUR LEAF ACQUISITION CORPORATION

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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